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                                                            Exhibit 10.21
                                                                 (part 1)


                                    AGREEMENT


          AGREEMENT made and entered into as of this 17th day of March, 1996 by and between TMP Worldwide Inc., a Delaware corporation with an address at 1633 Broadway, 33rd Floor, New York, NY 10019 (the "Company"), and George Eisele, an individual with an address c/o TMP Worldwide Inc., 600 International Drive, Mt. Olive, NJ 07828 ("Eisele").

                              PRELIMINARY RECITALS

          A. Eisele is the record and beneficial owner of 10 shares of the common stock, $.01 par value per share (such 10 shares are sometimes referred to herein as the "MSI Stock"), of M.S.I. - Market Support International, Inc., a New Jersey corporation ("MSI"), represented by certificate number 4. Eisele desires to exchange the MSI Stock for 3,892 newly issued shares of the common stock, par value $.01 per share, of the Company (such 3,892 shares are sometimes referred to herein as the "Company Stock") and the Company desires to exchange the Company Stock for the MSI Stock.

          B. The parties desire to set forth certain agreements relating to such exchange and the sale and other disposition of the Company Stock and for certain other matters.

          NOW, THEREFORE, in consideration of the mutual covenants set forth in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   EXCHANGE.

          (a) The parties agree that on the basis of the representations and agreements contained herein, Eisele hereby exchanges the MSI Stock for the Company Stock and the Company hereby exchanges the Company Stock for the MSI Stock.

          (b) Eisele represents and warrants that he is the sole record and beneficial owner of, and is hereby conveying to the Company good and marketable title in and to, the shares of MSI Stock, free and clear of any liens, claims and encumbrances, and that Eisele has paid any and all stock transfer taxes relating to the transfer of the shares of MSI Stock to the Company. Simultaneously herewith Eisele is delivering to the Company stock certificate number 4 representing the MSI Stock and a duly executed stock power relating to the MSI Stock.

          (c) The Company represents that the shares of Company Stock being issued to Eisele hereunder are validly issued, fully paid and nonassessable, and that the Company has paid any and all stock transfer taxes relating to the issuance of the Company Stock to Eisele. Simultaneously herewith the Company is delivering to Eisele a stock certificate or certificates relating to the Company Stock.

          (d)  Eisele represents and warrants to the Company as follows:

               (i) Eisele has such knowledge and experience in financial and business matters and such experience in evaluating and investing in companies such as the

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     Company as to be capable of evaluating the merits and risks of an investment in the Company Stock. Eisele has the financial ability to bear the economic risk of Eisele's investment, has adequate means for providing for Eisele's current needs and contingencies and has no need for liquidity with respect to Eisele's investment in the Company.

               (ii) Eisele is acquiring the shares of Company Stock for investment for Eisele's own account, for investment purposes only, and not with the view to, or for resale in connection with, any distribution thereof. Eisele understands that the shares of Company Stock have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under the securities laws of various states, by reason of a specified exemption from the registration provisions thereunder which depends upon, among other things, the bona fide nature of Eisele's investment intent as expressed herein.

               (iii) Eisele acknowledges that the shares of Company Stock must be held indefinitely unless they are subsequently registered under the Securities Act and under applicable state securities laws or an exemption from such registration is available, and that the shares of Company Stock are subject to strict limitations on transfer pursuant to this Agreement. Eisele has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act which permits limited resale of the securities purchased in a private placement subject to the satisfaction of certain conditions and that such rule is not now and may not become available for resale of the shares of Company Stock. Eisele understands that only the Company can take action to register shares of Company Stock and the Company is under no obligation to do so, and does not otherwise propose to do so.

               (iv) Eisele has relied upon independent investigations made by him or his representatives and he is fully familiar with the business, results of operations, financial condition, prospects and other affairs of the Company and MSI (collectively, the "Companies"). Eisele acknowledges that in connection with the transactions contemplated hereby, neither of the Companies nor anyone acting on their behalf or any other person has made, and he is not relying upon, any representations, statements or projections concerning either of the Companies, their present or projected results of operations, their prospects, their present or future plans, their products, or the value of their shares or business or any other matter in relation to their business or affairs. Eisele has had an opportunity to discuss each of the Companies' business, management, financial affairs and acquisition plans with its management, to review the Companies' facilities, and to obtain such additional information concerning Eisele's investment in the shares of the Company Stock in order for Eisele to evaluate its merits and risks, and Eisele has determined that the shares of the Company Stock are a suitable investment for Eisele and that at this time Eisele could bear a complete loss of Eisele's investment.

     2. OWNERSHIP OF STOCK. Eisele agrees that except as provided in Section 3 below, Eisele shall not sell, transfer, distribute, assign, place in trust, pledge, hypothecate, encumber,

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grant a security interest in or otherwise dispose of all or any portion of the
Stock (as defined below), in each case whether by express agreement, operation of law or otherwise, except to the Company, as provided in Section 4 below. As used in this Agreement, the term "Stock" means the shares of Company Stock issued to Eisele on the date hereof, and any securities of the Company or any successor of any nature or kind whatsoever issued in respect of the foregoing, including but not limited to those issued upon any stock split, stock dividend, stock distribution, stock conversion, recapitalization, merger, consolidation or similar event.

     3. LAPSE OF RESTRICTIONS. Notwithstanding the provisions of Section 2, it is understood that in the event that during 1996 the Company closes an underwritten initial public offering of its common stock pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission (an "IPO"), the restrictions of Section 2 shall lapse immediately.

     4. SALE OF STOCK UPON TERMINATION OF EMPLOYMENT OR OTHERWISE. In the event of the termination or expiration of Eisele's employment with the Company or any of its affiliates for any reason, including, without limitation, Eisele's death or disability and whether voluntary or involuntary, or in the event that at any time prior to any such termination or expiration Eisele gives the Company written notice of his desire to sell the Stock, the Company shall purchase and acquire, and Eisele, or in the event of his death, the legal representative of his estate, shall sell and assign to the Company, free and clear of any and all liens, claims and encumbrances, all of the Stock owned by Eisele, for the purchase price, and upon the terms and conditions set forth in Sections 5 and 6 hereof.

     5. PURCHASE PRICE. The purchase price for any sale of the Stock by Eisele to the Company shall be the product of (x) a fraction, the numerator of which is the number of shares of common stock of the Company that are subject to the restrictions of Section 2 hereof as of the effective date of termination or expiration of Eisele's employment with the Company or any of its affiliates or, if sooner, as of the date of delivery of Eisele's written notice of his desire to sell the Stock (the earlier of such dates referred to herein as the "Effective Date") and the denominator of which is the number of shares of common stock of the Company outstanding (on a fully diluted basis, assuming full exercise of all rights and options and full conversion of all convertible securities) as of the Effective Date, and (y) the gross media commissions for the then most recent full fiscal year of the Company ending prior to the Effective Date, net of credits, rebates, refunds, allowances or amounts written off by the Company, in each case as determined in accordance with generally accepted accounting principles.

     6. CLOSING; PAYMENT OF CONSIDERATION. Any purchase and sale of Stock pursuant to Sections 2 and 4 above shall close at the principal office of the Company on the 90th day after the date of termination or expiration of Eisele's employment with the Company or an affiliate of the Company, or, in the event of Eisele's death, on the 90th day after the appointment of a legal representative of Eisele's estate, or, in the event of Eisele's notice of desire to sell the Stock, on the 90th day after delivery of such notice to the Company. At the closing, Eisele or his estate shall deliver to the Company stock certificates representing all of the Stock being sold, duly endorsed for transfer, and such Stock shall be (and Eisele and his estate shall represent and

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warrant that the Stock is) free and clear of any and all liens, claims and encumbrances, with all stock transfer taxes paid in full. In payment of the purchase price for the Stock, at the closing the Company shall deliver to the Eisele or his estate a promissory note, substantially in the form of Exhibit A hereto, in the aggregate principal amount of the purchase price of the Stock, providing for payment of the purchase price in 60 equal monthly installments, without interest, commencing 30 days after the closing of such purchase and sale.

     7. STOCK LEGEND. All certificates for Stock at any time or from time to time issued to Eisele shall bear the following legend:

     "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF WITHOUT SUCH REGISTRATION OR THE DELIVERY TO THE ISSUER OF AN OPINION OF COUNSEL, SATISFACTORY TO THE ISSUER, THAT SUCH DISPOSITION WILL NOT REQUIRE REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SECURITIES ARE SUBJECT TO, AND ARE TRANSFERABLE ONLY IN VERY LIMITED CIRCUMSTANCES IN ACCORDANCE WITH, THE TERMS OF AN AGREEMENT DATED MARCH 17, 1996, A COPY OF WHICH AGREEMENT IS ON FILE IN THE OFFICE OF THE SECRETARY OF THE ISSUER."

     8. ASSIGNMENT. Eisele may not assign or delegate, by operation of law or otherwise, any of his rights, interests or obligations hereunder without the prior written consent of the Company. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of either of the parties hereto shall bind and inure to the benefit of the respective legal representatives, heirs, successors and assigns of the parties hereto whether so expressed or not.

     9. NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been properly served if (a) delivered personally, (b) delivered by courier, or (c) delivered by certified or registered mail, return receipt requested and first class postage prepaid, in each case to the parties at their addresses set forth on the first page of this Agreement, in the case of notices to the Company to the attention of Andrew McKelvey or Thomas Collison, or such other addresses as the recipient party has specified by prior written notice to the sending party. All such notices and communications shall be deemed received upon the actual delivery thereof in accordance with the foregoing.

     10. ADDITIONAL DOCUMENTS. Each party shall execute and deliver to the other such documents as are reasonably necessary for the implementation and consummation of the transactions contemplated hereby. This Agreement (i) constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous arrangements

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between or among them relating thereto, the parties acknowledging that as between them, the M.S.I. - Market Support International, Inc. 1993 Stockholders' Agreement is terminated and of no further force or effect, (ii) may be signed in counterparts, (iii) shall be governed by the laws of the state of New York (other than the conflicts of laws provisions thereof) and (iv) may not be amended, terminated or waived orally.

          IN WITNESS WHEREOF, the parties have executed this agreement as of the date first above written.

                                   TMP WORLDWIDE INC.



                                   By:  /s/ Thomas G. Collison
                                        ---------------------------------



                                   /s/ George Eisele
                                   --------------------------------------
                                   George Eisele

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                                    EXHIBIT A

$_________                                                      _________, 199__
                                                                    New York, NY

                                 PROMISSORY NOTE

     FOR VALUE RECEIVED, the undersigned, TMP Worldwide Inc., a Delaware corporation with an address at 1633 Broadway, 33rd Floor, New York, New York 10019, hereby promises to pay to George Eisele, with an address of ___________________________, (the "Beneficiary") the principal sum of
$_________, without interest. The principal amount of this Note shall be due and payable in sixty (60) equal monthly installments, without interest, commencing on the date which is 30 days after the date hereof. Payments hereunder are to be made in lawful money of the United States. This Note is delivered pursuant to the terms of an agreement, dated as of March 17, 1996, between the Beneficiary and the undersigned, and is subject in all respects to the terms and conditions thereof.

      1. OPTIONAL PREPAYMENT. The undersigned shall have the right to prepay in whole or in part, without penalty or premium, this Note or any portion thereof, at any time and from time to time.

     2. WAIVER OF PRESENTMENT. Without limiting the express provisions of this Note, the undersigned hereby waives presentment, demand for payment, notice of dishonor, and notice of protest in connection with the delivery, acceptance and performance of this instrument.

     3. NOTICES. All notices, requests and other communications required to be sent or given under this Note by the undersigned or the Beneficiary shall in every case be in writing and shall be deemed properly served if (i) delivered personally, (ii) delivered by registered or certified mail with first class postage prepaid, return receipt requested, or (iii) delivered by courier, if to the undersigned, to it at its address set forth above, to the attention of Andrew McKelvey and Thomas Collison, and if to the Beneficiary, to the Beneficiary's address set forth above, or to such other addresses as the recipient party has specified by prior written notice to the sending party.

     4. CANCELLATION. Upon the payment in full of the unpaid principal amount of this Note, if any, this Note shall be void and of no further force or effect. Upon such payment in full, the Beneficiary covenants to promptly surrender this Note to the undersigned marked "Cancelled."

     5. GOVERNING LAW. This Note shall be construed and enforced in accordance with, and shall be governed by, the laws of the State of New York without giving effect to provisions thereof regarding conflict of laws.

     6. WAIVER. The failure of the Beneficiary to insist, in any one or more instances, on performance of any of the terms and conditions of this Note shall not be construed as a

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waiver or relinquishment of any rights granted hereunder or of the future performance of any such terms, covenants or conditions but the obligation of the undersigned with respect thereto shall continue to be in full force and effect.

                                   TMP WORLDWIDE INC.

                                   By:
                                        ---------------------------------
                                        Name:  Thomas G. Collison
                                        Title:   Thomas G. Collison


ACCEPTED AND AGREED:




- -------------------------
George Eisele

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                                                            Exhibit 10.21
                                                                 (part 2)


                          Amendment No. 1 to Agreement
                             As of September 5, 1996

          Reference is made to the Agreement dated as of March 17, 1996 (the "Agreement") by and between TMP Worldwide Inc., a Delaware corporation (the "Company"), and George R. Eisele ("Eisele"). For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

          1. Section 3 of the Agreement is hereby amended to read in its entirety as follows:

          "3. LAPSE OF RESTRICTIONS OF SECTION 2; RIGHT OF FIRST REFUSAL. Notwithstanding the provisions of Section 2, in the event that a registration statement relating to the first firm commitment underwritten public offering of the Company's common stock for the account of the Company (with gross proceeds to the Company, exclusive of any overallotment option, of not less than $15,000,000) is declared effective by order of the Securities and Exchange Commission or otherwise becomes effective (the "Effective Date") under the Securities Act of 1933, as amended (the "IPO"), the restrictions of the first sentence of Section 2 shall immediately lapse, PROVIDED THAT from and after the Effective Date until the earlier of (i) the date which is one year from the Effective Date or (ii) the closing of the IPO, Eisele shall not sell, transfer, distribute, assign, place in trust, pledge, hypothecate, encumber, grant a security interest in or otherwise dispose of all or any portion of the Stock, in each case whether by express agreement, operation of law or otherwise, except as provided in this Section 3. In the event that during the period described in the preceding sentence, Eisele receives from an unrelated and unaffiliated third party, and desires to accept, a bona fide written offer to purchase all, but not less than all, of Eisele's Stock, Eisele shall give written notice to the Company (the "Notice of Proposed Sale") setting forth in reasonable detail the name and address of the prospective purchaser and the terms and conditions of, and enclosing a copy of, the bona fide written offer, which terms shall include but not be limited to the purchase price (all of which purchase price shall be payable in cash or check and/or installments of cash or check). The Company shall then have the option, exercisable within 30 days after the Notice of Proposed Sale is given (the "Option Period"), to purchase (or cause the Company's designee to purchase) from Eisele all of Eisele's Stock for a purchase price equal to the purchase price set forth in the Notice of Proposed Sale. At the Company's election, the purchase price shall be payable (i) in the manner specified in the Notice of Proposed Sale or (ii) by delivery by the Company or its designee to Eisele of a promissory note, substantially in the form of Exhibit A hereto, in the aggregate principal amount of the purchase price of the Stock, providing for payment of the purchase price in 60 equal monthly installments, without interest, commencing 30 days after the closing of such purchase and sale. Any purchase and sale of Stock pursuant to this Section 3 shall close at the principal office of TMP on the 90th day after the expiration of the Option Period. At the closing of such purchase and sale, Eisele shall deliver to the Company or its designee stock certificates representing all of the Stock being sold, duly endorsed for transfer, and such Stock shall be (and Eisele shall represent and warrant that the Stock is) free and clear of any and all liens, claims and encumbrances, with all stock transfer taxes paid in full. In the event the Company's designee purchases the Stock, the Company shall guarantee all purchase price payments."

          2. Section 4 of the Agreement is hereby amended to add the words "prior to the Effective Date" immediately following the words "for any reason".

          3. Section 5 of the Agreement is hereby amended to add the words "pursuant to Section 4" immediately following the words "any sale of the Stock by Eisele to the Company".

          4. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Agreement. The terms of the Agreement, as modified by this Amendment, are hereby ratified and confirmed and shall remain in full force and effect. This Amendment may be signed in counterparts.

                                   SELLER:

                                   TMP WORLDWIDE INC.


                                   By:  /s/ Thomas G. Collison
                                        --------------------------------
                                        Name: Thomas G. Collison
                                        Title:   Vice Chairman



                                   /s/ George R. Eisele
                                   -------------------------------------
                                   George R. Eisele